Financial risk and capital management	12 Months Ended
Dec. 31, 2024
Financial risk and capital management [Abstract]
Disclosure of financial risk and capital management [Text Block]
5.4 FINANCIAL RISK AND CAPITAL MANAGEMENT
The Group’s businesses are affected by changes to financial variables, such as interest rates, exchange rates, inflation, credit, liquidity and equities.
The following are specific data on the Group's exposure to each of these risks and an analysis of the sensitivity to a change in the various variables, together with a brief description of the way in which each risk is managed.
a) Exposure to interest rate fluctuations
Ferrovial's businesses are exposed to interest rate fluctuations, which may affect the Company’s net financial expense due to the variable interest on financial assets and liabilities, as well as the measurement of financial instruments arranged at fixed interest rates.
Ferrovial manages interest rate risk so as to optimize the financial expense borne by the Group and achieve suitable proportions of fixed- and variable-rate debt based on market conditions. Therefore, when interest rates are low, the Group seeks to fix future amounts at the ex-infrastructure project company level, although such hedging can affect liquidity in the event of cancellation.
At the infrastructure project company level, banks and rating agencies require a higher percentage of fixed-rate debt. These strategies are implemented by issuing fixed-rate debt or by arranging financial derivative hedges, a breakdown of which is provided in Note 5.5 Financial derivatives at fair value.
The accompanying tables show a breakdown of the Group’s borrowings, indicating the percentage of borrowings that is considered to be hedged (either by a fixed rate or by derivatives).

BORROWINGS				2024				2023
(Million euro)	Total debt	% debt hedged	Net exposed debt	Impact on profit/(loss) + 100 bps	Total debt	% debt hedged	Net exposed debt	Impact on profit/(loss) + 100 bps
Ex-infrastructure project companies	2,886	91%	255	3	3,463	92%	260	3
Toll Roads	7,945	97%	237	2	7,410	99%	51	1
Airports	94	96%	4	—	104	100%	—	1
Construction	103	90%	10	—	106	91%	10	—
Energy	211	100%	—	—	246	93%	18	—
Other	47	100%	—	—	49	93%	4	—
Infrastructure project companies	8,400	97%	251	2	7,915	99%	83	1
Total borrowings	11,288	96%	503	5	11,378	97%	343	4
Accordingly, in the fully-consolidated companies, a linear increase of 100 basis points in market interest rate curves at December 31, 2024 and 2023 would increase financial expenses in the income statement by an estimated EUR 5 million (EUR 4 million at December 31, 2023), of which EUR 2 million (EUR 1 million at December, 31 2023) relates to infrastructure project companies and EUR 3 million (EUR 3 million at December 31, 2023) to ex-infrastructure project companies, entailing a net effect on Ferrovial’s results of EUR 3 million (EUR 3 million at December 31, 2023) (expense).
The Group's cash amounted to EUR 4,828 million in 2024 (EUR 4,789 million in 2023), a large portion of it at variable rates, which meant an improvement in the financial result for the year.
It is also necessary to take into account changes in the fair value of the financial derivatives arranged, which are indicated in Note 5.5.
As regards these interest rate hedging instruments, a linear increase of 100 basis points in the market yield curves at December 31, 2024 would, in the case of the effective hedges, have a positive impact of approximately EUR 63 million on shareholders’ funds attributable to the parent from fully consolidated companies (EUR 109 million at December 31, 2023), while a decrease of 100 basis points would have a negative impact of approximately EUR 54 million (EUR 41 million at December 31, 2023).
As a balancing entry for this impact, it should be noted that a drop in interest rates would trigger an increase in the value of the projects, through a lower discount rate.
b) Exposure to foreign exchange fluctuations
Ferrovial regularly monitors net exposure to each currency over the coming years for dividends receivable, investments in new projects and potential divestments.
Ferrovial establishes its hedging strategy by analyzing past fluctuations in both short-term and long-term exchanges rates and has monitoring mechanisms in place, such as future projections and long-term equilibrium exchange rates. These hedges consist of foreign currency deposits or derivatives (see Note 5.5 for more details).
The following tables show, by type of currency, the value of assets, liabilities, non-controlling interests and shareholders’ funds attributed to the parent company at December 2024 and 2023, adjusted to account for the above-mentioned currency forwards relating to each currency:

	DEC. 2024
Currency	Assets	Liabilities	Parent company shareholders’ funds	Non-controlling interests
(Million euro)
Euro	8,145	4,815	3,119	211
Pound sterling	602	382	219	1
US dollar	15,561	13,131	796	1,634
Canadian dollar	882	457	425	—
Australian dollar	289	215	74	—
Polish zloty	1,918	1,576	144	199
Chilean peso	251	132	120	—
Colombian peso	233	133	100	—
Indian rupee	1,026	3	1,023	—
Other	91	36	56	—
GROUP TOTAL	28,999	20,879	6,075	2,045

	DEC. 2023
Currency	Assets	Liabilities	Parent company shareholders’ funds	Non-controlling interests
(Million euro)
Euro	7,957	5,996	1,780	181
Pound sterling	715	477	237	1
US dollar	13,399	11,294	408	1,696
Canadian dollar	976	469	507	—
Australian dollar	269	225	44	—
Polish zloty	2,011	1,613	164	234
Chilean peso	301	191	110	—
Colombian peso	230	142	89	—
Indian rupee	380	4	376	—
Other	81	28	52	1
GROUP TOTAL	26,318	20,439	3,766	2,113
Note 1.4 contains a breakdown of year-end exchange rates. As a result of these changes, the impact of currency translation differences on equity at December 31, 2024 EUR was 33 million (EUR -83 million at December 31, 2023) for the parent company. A breakdown by currency is set out in Note 5.1.1.
After analyzing sensitivity to exchange rate effects, for 2024 Ferrovial estimates that a 10% depreciation in the value of the euro at the year-end against the main currencies in which the Group holds investments would have an impact on the parent company shareholders' funds of EUR 322 million, of which 35% would relate to the effect of the Indian rupee, 27% to the US dollar and 15% to the Canadian dollar.
Note 1.4 contains a breakdown of average exchange rates for 2024 and 2023. In this regard, the impact on the income statement of a 10% appreciation of the euro against other currencies would have amounted to a change of EUR 56 million in 2024 (EUR 52 million in 2023).
c) Exposure to credit and counterparty risk
The Group’s main financial assets exposed to credit or counterparty risk are as follows:

(Million euro)	2024	2023	Var. 24/23
Investments in financial assets (1)	1,945	671	1,275
Non-current financial assets	1,297	1,310	(19)
Net financial derivatives (assets)	241	285	(44)
Trade and other receivables	2,223	1,677	525
(1) Included in cash and cash equivalents
•Ferrovial actively and continuously monitors counterparty risk affecting financial transactions and performs internal credit quality analyses on each of the financial institutions with which there is exposure. The Company´s internal policy for the investment of cash surpluses establishes the minimum counterparty risk as investment grade rating.
•The internal rules for managing cash surpluses impose maximum investment limits for each counterparty, based on objective criteria: minimum acceptable risk requirements for the investment of cash surpluses and limits on the amounts invested in line with the defined risk in each case. In addition, the Risk Department monitors each counterparty’s performance and proposes appropriate protective or corrective measures depending on the specific circumstances.
•Geographies: Ferrovial monitors trends in markets (geographies) where it has operations, as well as in its target markets. The Financial Risk Department proposes potential actions to be taken should changes in risk levels be expected in a particular geography or market.
•Customers: Ferrovial analyses and monitors customer credit risk by means of an internal method used by all the Group companies to assign credit ratings to Ferrovial’s customers.
d) Exposure to liquidity risk
The Group has the necessary mechanisms in place to preserve the required liquidity through periodic procedures that take account of cash flow projections, cash needs, short-term collections and payments, and long-term obligations.
Ex-infrastructure project companies
At December 31, 2024, cash and cash equivalents amounted to EUR 4,653 million (EUR 4,585 million in 2023. At that date, undrawn credit lines totaled EUR 652 million (EUR 789 million in 2023), forwards hedging cash flows denominated in a currency other than the euro amounted to EUR -5 million (EUR -18 million in 2023) and long term restricted cash stood at EUR 21 million (EUR 32 million in 2023).
Therefore, liquidity totaled EUR 5,320 million (EUR 5,387 million in December 2023).
Infrastructure projects companies
At December 31, 2024, cash and cash equivalents (including short-term restricted cash) amounted to EUR 175 million (EUR 204 million in 2023). Also, at that date undrawn credit lines stood at EUR 13 million (EUR 1 million in 2023), and were primarily arranged to cover committed investment needs.
Liquidity (including long-term restricted cash) totaled EUR 557 million (EUR 817 million in December 2023).
e) Equities risk exposure
Ferrovial is exposed to the risk of fluctuations in its own share price. This exposure arises from equity swaps used to hedge against risks of appreciation of share-based remuneration schemes, the detail of which is shown in Note 5.5 to these consolidated financial statements.
As the equity swaps are not classified as accounting hedges, the market value has an impact on profit or loss. Accordingly, a EUR 1 increase/decrease in Ferrovial’s share price would have a positive/negative impact of EUR 2.8 million on Ferrovial’s net profit/(loss) in 2024.
f) Exposure to inflation risk
Most of the revenue from infrastructure projects is associated with prices tied directly to inflation. This is the case of the prices of both the toll road concession contracts and those of Heathrow. Therefore, an increase in inflation as is currently the case will increase cash flows from assets of this kind.
The rise in inflation may have an adverse effect on operating margins under the construction contracts. However, a substantial part of the division's portfolio is protected against the effects of rising inflation due to the existence of price adjustment contract clauses linked to inflation in certain jurisdictions, such as Poland or, in certain contracts, such as in Spain. In the absence of such clauses, the risk is hedged by closing the main direct costs at the time of bidding.
g) Capital management
The Group aims to achieve a debt-equity ratio that makes it possible to optimize costs while safeguarding the capacity to continue managing recurring activities and the capacity to continue to grow through new projects in order to create shareholder value.
With regard to borrowings, the Ferrovial Group seeks to maintain a level of indebtedness, excluding infrastructure project companies, so as to retain an investment grade credit rating. To achieve this, a clear and consistent financial policy has been established in which a relevant metric refers to the maintenance of an ex-projects net debt (borrowings less cash and cash equivalents) to EBITDA ratio, plus project dividends, of no more than 2x.